SECURITIES AND EXCHANGE COMMISSION

		   Washington, D.C.  20549

	  ________________________________________

			  FORM 8-K

		       CURRENT REPORT
	  ________________________________________

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported):  November 15, 1995


		   SHAWMUT NATIONAL CORPORATION
    -----------------------------------------------------
     (Exact Name of Registrant as Specified in Charter)


	Delaware            1-10102             06-1212629
	----------------    ----------------    -------------------
	(State or other     (Commission File    (IRS Employer
	 jurisdiction of     Number)             Identification No.)
	 Incorporation)



	   777 Main Street, Hartford, Connecticut        06115
	  One Federal Street, Boston, Massachusetts      02211
	  -----------------------------------------     ----------
	   (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code:  (860) 986-2000
						     (617) 292-2000
						     ---------------

		       Not Applicable
		       --------------
    (Former Name or Former Address, if Changed Since Last Report)

		   Page 1 of 15 pages

ITEM 5.   OTHER EVENTS

	  Pending Merger

	  As previously reported, Shawmut National
	  Corporation ("Shawmut") and Fleet Financial Group,
	  Inc. ("Fleet") have entered into an Agreement and Plan of Merger dated February 20, 1995 (the
	  "Merger Agreement") providing for the merger of Shawmut with and into Fleet (the "Merger").

	  Shawmut hereby files Unaudited Pro Forma Combined
	  Financial Statements and Notes thereto for the period ending September 30, 1995.

	  On November 14, 1995, the Board of Governors of the Federal Reserve System approved the merger application of Fleet and Shawmut. For additional information regarding the Merger, see Shawmut's
	  Current Reports on Form 8-K dated February 20,
	  1995, February 21, 1995, April 13, 1995, May 25,
	  1995, June 21, 1995, August 17, 1995, and August
	  23, 1995.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
	  INFORMATION AND EXHIBITS.

	  (a)  Financial Statements of Business Acquired.
	       Not applicable.

	  (b)  Pro Forma Financial Information.
	       Not applicable.

	  (c)  Exhibits

	       The following exhibits are filed with this Current Report, except for Exhibit 99.b, which is incorporated by reference from Fleet's filing as indicated.

   EXHIBIT
   NUMBER                        DESCRIPTION
   -------                       ------------

    99.a            Unaudited Pro Forma Combined Financial
		    Information for Fleet Financial Group
		    and Subsidiaries and Shawmut National
		    Corporation and Subsidiaries and Notes
		    thereto.


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    99.b            The following unaudited financial
		    statements of Fleet and accompanying
		    notes are incorporated by reference from Fleet's quarterly report on Form 10-Q for the quarter ended September 30, 1995 (File No. 1-6366): Consolidated Balance Sheet - September 30, 1995, Consolidated Statements of Income for the three and nine months ended September 30, 1995, Consolidated Statement of Cash Flows and Consolidated Statement of Changes in Stockholders' Equity for the nine months ended September 30, 1995; Notes to Consolidated Financial Statements (to the extent applicable to the foregoing Financial Statements). (Portions of Fleet's Form 10-Q not specifically incorporated by reference are not required for this Current Report and are not incorporated by reference herein.)

			 SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


			      SHAWMUT NATIONAL CORPORATION



			      By: (Susan E. Lester)
				  --------------------
				   Susan E. Lester
				   Chief Financial Officer and
				   Executive Vice President


Dated: November 21, 1995


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